Recording requested by and
when recorded mail it to:

REDLANDS FEDERAL BANK
P. O. Box 6905
Redlands, CA 92375 Loan No. 01-422824

               AMENDED AND RESTATED DEED OF TRUST

     THIS AMENDED AND RESTATED DEED OF TRUST,
WHICH INCLUDES AN ASSIGNMENT OF RENTS, SECURITY
AGREEMENT AND FIXTURE FILING FINANCING STATEMENT
(this "Deed of Trust") is dated as of February 26, 1997 for reference purposes only, and is entered into by and between Emeritus Corporation, a Washington corporation ("Borrower"), owning title to the Premises (as hereinafter defined), to Redlands Financial Services, Inc., a California corporation ("Trustee") for the benefit of Redlands Federal Bank, a federal savings bank (the
"Lender").

     THIS AMENDED AND RESTATED DEED OF TRUST is given to secure the obligations of Borrower to Lender under that certain Note dated February 26, 1997, (the
"Note") by and between Lender and Borrower in the principal amount of $3,030,773.40. Pursuant to that certain Loan Agreement dated January 20,
1988, (the "Loan Agreement") by and between Lender and Borrower's predecessor, Lender agreed to loan the original principal balance of the Note in the amount of $3,360,000.00 to provide permanent financing for an assisted living facility
(collectively referred to herein as the "Project") located on the real property described in Exhibit
"A" attached hereto and incorporated herein by this reference (the "Land"). Lender and Borrower have entered into an Agreement to Modify Loan
Documents dated February 26, 1997 and a Loan
Assumption Agreement dated February 26, 1997.
Pursuant to those agreements, Borrower has assumed all of the duties and obligations of Borrower's predecessor. This AMENDED AND RESTATED DEED OF
TRUST modifies in its entirety that certain Deed of Trust by and between Lender and Borrower's predecessor, recorded on February 26, 1988 as Instrument No.88-089128 in the office of the County Recorder of San Diego County, California.
The language and provisions of this modification shall supersede any and all provisions of the certain Deed of Trust between Borrower's predecessor and Lender.

     FOR GOOD AND VALUABLE CONSIDERATION,
including the indebtedness herein recited and the trust herein created, the receipt and adequacy of-which are hereby acknowledged, the Borrower hereby irrevocably grants, transfers, sets over, conveys and assigns to Trustee, IN TRUST, WITH POWER OF
SALE, for the benefit and security of Lender, under and subject to the terms and conditions hereinafter set forth, all rights, titles, interests, estates, power and privileges that Borrower now has or may hereafter acquire in or to the following property and interests therein
(collectively, the "Trust Estate"):
THAT CERTAIN REAL PROPERTY located in the County of San Diego, State of California more particularly described on Exhibit "A" attached hereto and referred to herein as the Land [the
Land and the Improvements (as hereinafter defined) are sometimes collectively referred herein as the "Premises"];

     TOGETHER WITH all rents, issues, profits, royalties, income and other benefits derived from the Trust Estate (collectively, the "Rents"), subject to the right, power and authority hereinafter given to Borrower (and, upon an Event of Default (as hereinafter defined), to Beneficiary) to collect and apply such Rents;

     TOGETHER WITH all interests, estates or other claims, both at law and in equity, which Borrower now has or may hereafter acquire in the Premises;

     TOGETHER WITH all easements, rights-of way and rights now owned or hereafter acquired by Borrower used in connection with the Premises or the Project or as a means of access to either or both, including, without limiting the generality of the foregoing, all rights to the nonexclusive use of common drive entries, and all tenements, hereditaments and appurtenances thereof and thereto, and all water and water rights and shares of stock evidencing the same;

     TOGETHER WITH any and all buildings,
landscaping and other improvements now or thereafter erected in or on the Premises including, but not limited, to the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings and improvements (collectively, the "Improvements"), all of which shall be deemed and construed to be a part of the realty;

     TOGETHER WITH all leasehold estates, right, title and interest of Borrower in and to all Leases or subleases covering the Premises or the Project or any portion thereof or interest therein now or hereafter existing or entered into, and all right, title and interest to Borrower thereunder including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of a similar nature (collectively, the "Deposits");

     TOGETHER WITH all oil and gas and other
mineral rights in or pertaining to the Land, and all royalty, leasehold and other rights of Borrower pertaining thereto;

     TOGETHER WITH all rights, title and interest now owned or hereafter acquired by Borrower in and to a11 options to purchase or lease the Premise or any portion thereof or interest therein, and any greater estate in the Premises now owned or hereafter acquired;

     TOGETHER WITH all right, title and interest of Borrower, now owned or hereafter acquired, in and to any land lying within the right-of way of any street, open or proposed, adjoining the Land, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Land, Premises or Project;

     TOGETHER WITH all the estates, interest, right, title, other claim or demand, both at law and in equity, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Borrower now has or may hereafter acquire in the Premises, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Trust Estate, including without limitation any award resulting from a change of grade of streets and any award for severance damages (collectively, the "
Proceeds").

     FOR THE PURPOSE OF SECURING:

     (a) Payment and performance of each and every obligation, covenant and agreement of Borrower contained in the Note and any amendment or supplement thereto, extension or renewal thereof or replacement therefor;

     (b) Payment of all other sums agreed to be paid by Borrower pursuant to the Note, the Loan
Agreement or any other agreement between Borrower and Lender with respect to this loan and performance of all other obligations of Borrower thereunder;

     (c) Payment of all sums advanced by or on behalf of Trustee or Lender as herein authorized to protect the Trust Estate, with interest thereon at the rate of interest called for by the Note;

     (d) Performance of every obligation, covenant and agreement of Borrower contained herein;

     (e) Payment of all other sums, with interest thereon, which may hereafter be loaned to Borrower, or its successors or assigns, by Lender or its successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust;

     (f) Performance of every obligation, covenant and agreement of Borrower contained in any agreement now or hereafter executed by Borrower which recites that the obligations thereunder are secured by this Deed of Trust;

     (g) Compliance with and performance of each and every provision of any declaration of covenants, conditions or restrictions pertaining to the Trust Estate or any portion thereof; and,

     (h) Payment of all sums, with interest
thereon at the rate of interest called for by the Note, that may become due and payable to or for the benefit of Lender or Trustee pursuant to the terms hereof.
     This Deed of Trust, the Note, and any other deed of trust, mortgage, security agreement, guaranty or other instrument given to evidence or further secure the payment or performance of any obligation secured hereby may hereafter be collectively referred to as the "Financing
Documents. "

     TO PROTECT THE PREMISES AND THE SECURITY
GRANTED BY THIS DEED OF TRUST, BORROWER HEREBY
COVENANTS AND AGREES AS FOLLOWS:

                     ARTICLE I
       COVENANTS AND AGREEMENTS OF BORROWER

     Section 1.01. PAYMENT OF SECURED OBLIGATIONS

     Borrower shall pay when due all amounts
required to be paid or delivered to Lender as provided in the Note; the principal of and interest on any sum advanced in the future and secured by this Deed of Trust; and the principal of and interest on any other sum secured by this Deed of Trust and all charges, fees and other sums as provided in the Note.

     Section 1.02. MAINTENANCE, REPAIR,
     ALTERATIONS.

     Borrower shall maintain and preserve the Trust Estate in good condition and repair and in a prudent and businesslike manner; Borrower, except upon the prior written consent of Lender, shall not remove, demolish or substantially alter any of the Improvements, other than to make repairs in the ordinary course of business of a non-structural nature which serve to preserve or increase the value of the Premises; Borrower shall complete promptly and in a good and workmanlike manner any improvement which may be now or hereafter constructed on the Premises and promptly restore in like manner any Improvement which may be damaged or destroyed thereon from any cause whatsoever, and pay when due all claims for labor performed and materials furnished therefor;
Borrower shall comply with a11 laws, ordinances, rules. regulations, covenants, conditions, restrictions and orders of any governmental authority now or hereafter affecting the conduct or operation of Borrower's business or the Trust
Estate or any part thereof or requiring any alteration or improvement to be made thereon;
Borrower shall not commit or permit any waste or deterioration of the Trust Estate, and shall keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair; Borrower will not take (or fail to take) any action, which if taken (or not so taken) would increase in any way the risk of fire or other hazard occurring to or affecting the Premises or otherwise would impair the security of Lender in the Trust Estate; Borrower shall comply with the provisions of all leases, if any, constituting a portion of the Trust Estate;
Borrower shall not abandon the Trust Estate or any portion thereof or leave the Premises vacant or deserted; Borrower shall not initiate, join in or consent to any change in any zoning ordinance, general plan, specific plan, private restrictive covenant or other public or private restriction limiting the uses which may be made of the Premises by Borrower or by the owner thereof;
Borrower shall secure and maintain in full force and effect a11 permits necessary for the use, occupancy and operation of the Trust Estate;
except as otherwise prohibited or restricted by the Financing Documents, or any of them, Borrower shall do any and all other acts which may be reasonably necessary to protect or preserve the value of the Trust Estate and the rights of Trustee and Lender with respect thereto.

     Borrower hereby agrees that Lender may
conduct from time to time through representatives of its own choice, upon reasonable notice at reasonable times, on-site inspections and observations (1) the maintenance and repair of the Trust Estate, including a review of all maintenance and repair programs and practices and all reports and records, including the records of expenditures relating thereto, and (2) such other facilities, practices and records of Borrower relating to the Premises as Lender deems to be reasonably necessary or appropriate in order to monitor Borrower's compliance with the provisions of this Section 1.02.


     Section 1.03. REQUIRED INSURANCE.

     (a) Borrower shall at all times provide, maintain, keep in full force and effect or cause to be provided, maintained, and kept in full force and effect, at no expense to Trustee or Lender, policies of insurance in form and amounts required by Lender and issued by companies, associations or organizations reasonably satisfactory to Lender.
Without limiting the generality of the foregoing, Borrower shall provide, maintain and keep in force or cause to be provided, maintained, and kept in force, at no expense to Trustee or Lender such additional insurance as is customarily required for projects of a similar nature or as may be required by Lender from time to time in the event that the Premises are exposed to hazards and risks with respect to which Lender reasonably deems the existing insurance inadequate properly to protect its interests.

     (b) All policies of insurance required by the terms of the Deed of Trust shall either have attached thereto a lender's loss payable endorsement for the benefit of Lender in form satisfactory to Lender or shall name Lender as additional insured and shall contain an endorsement or agreement by the Insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Borrower or any party holding under Borrower which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waving all rights of setoff, counterclaim and deduction ago against Borrower.


     Section 1.04. DELIVERY OF POLICIES, PAYMENT
     OF PREMIUMS.

     At Lender's option, Borrower shall furnish
Lender with an original of all policies of insurance required under Section 1.03 above or a certificate of insurance for each required policy setting forth the coverage, the limits of liability, the deductibles, if any, the name of the carrier, the policy number, and the period of coverage, which certificates shall be executed by authorized officials of the companies issuing such insurance, or by agents or attorneys-in-fact authorized to issue said certificates (in which event each such certificate shall be accompanied by a notarized affidavit, agency agreement or power of attorney evidencing the authority of the signatory to issue such certificate on behalf of the insurer named therein). If Lender consents, Borrower may provide any of the required insurance through blanket policies carried by Borrower and covering more than one location, or by policies procured by a tenant or other party holding under Borrower; provided, however, all such policies shall be in form and substance and issued by companies satisfactory to Lender. At least thirty
(30) days prior to the expiration of each required policy, Borrower shall deliver to Lender evidence satisfactory to Lender of the payment of premium and the renewal or replacement of such policy continuing insurance in form as required by this Deed of Trust. All such policies shall contain a provision that, notwithstanding any contrary agreement between Borrower and the insurance company, such policies will not be canceled, allowed to lapse without renewal, surrendered or materially amended (which term shall include any reduction in the scope or limits of coverage) without at least thirty (30) day ' s prior written notice to

Lender. All consents and approvals of Lender required by this Section shall be given or withheld in the reasonable discretion of Lender.
If Borrower fails to provide, maintain, keep in force or deliver to Lender the policies of insurance required by this Deed of Trust or by any of the Financing Documents, Lender may (but shall have no obligation to) procure such insurance, or single interest insurance for such risks covering
Lender's interests, and Borrower will pay all premiums therefor promptly upon demand by Lender;
and until such payment is made by Borrower, the amount of all such premiums, together with interest thereon at the Bank Rate, shall be secured by this Deed of Trust.

     Section 1.05. PROPERTY LOSSES.

     Borrower shall give prompt written notice thereof to Lender after the happening of any property loss to or in connection with the Trust
Estate or any part thereof, whether or not covered by insurance. In the event of such property loss, the gross proceeds less all expenses (including attorneys fees) incurred in the collection of such proceeds shall, subject to the provisions of the Note and the Loan Agreement, be payable to Lender in an amount not to exceed the then current balance, and Borrower hereby authorizes and directs any affected insurance company to make payment of such proceeds in such a case directly to Lender. If Borrower receives any proceeds of insurance resulting from such property loss, Borrower shall promptly pay over such proceeds to Lender. Lender is hereby authorized and empowered by Borrower at Lender's option and in Lender's sole discretion, as attorney-in-fact for Borrower, to make proof of loss, to appear in and prosecute any action arising from any policy or policies of insurance, and upon the occurrence of an Event of Default hereunder or under the Note, to settle, adjust or compromise any claim for loss, damage or destruction of the Trust Estate or any part thereof under any policy or policies of insurance without the prior written consent of Borrower to such settlement, adjustment or compromise. In the event of any damage to or destruction of the Premises, all insurance proceeds shall be applied in accordance with the terms of the Note and the Loan Agreement, except as otherwise herein provided in Section 1.05.

     Section 1.06. ASSIGNMENT OF POLICIES UPON
     FORECLOSURE.

     In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Borrower in and to all policies of insurance required by Section 1.03 hereof and any unearned premiums paid thereon shall, without further act, be assigned to and shall inure to the benefit of and pass to the successor in interest to Borrower or the purchaser or grantee of the Trust Estate, and Borrower hereby appoints Lender its lawful attorney-in-fact to execute an assignment thereof and any other document necessary to effectuate such transfer.

     Section 1.07. SUBROGATION. WAIVER OF OFFSET.

     (a) Borrower waives any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Trust Estate, Borrower's property or the property of others under Borrower's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust; provided, however, that this waiver of subrogation shall not be effective with respect to any policy of insurance permitted or required by this Deed of Trust if (i) such policy prohibits, or if coverage thereunder would be reduced as a result of, such waiver of subrogation and (ii) Borrower is unable to obtain from a carrier issuing such insurance a policy that, by special endorsement or otherwise, permits such a waiver of subrogation.

     (b) Except as otherwise specifically provided herein and including Sections 1.04 and 1.05, all sums payable by Borrower pursuant to this Deed
Trust shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Borrower hereunder shall in no way be released, discharged or otherwise affected
(except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; ( ii) any restriction or prevention of or interference by any third party with any use of the Trust Estate or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Lender, or any action taken with respect to this Deed of Trust by any trustee or receiver of Lender, or by any court, in any such proceeding; (v) any claim which Borrower has or might have against Lender;
(vi) any default or failure on the part of the Lender to perform or comply with any of the terms hereof or of any other agreement with Borrower; or
(vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Borrower shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Borrower waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Borrower.

      Section 1.08. TAXES AND IMPOSITIONS.

     (a) Borrower shall pay, or cause to be paid at least ten (10) days prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including without limitation, non-governmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate, which are assessed or imposed upon the Trust Estate, or upon Borrower as owner or operator of the Trust Estate, or become due and payable, and which create, may create or appear to create a lien upon the Trust
Estate, or any part thereof, or upon any personal property, equipment or other facility used in the operation or maintenance thereof (all the above collectively hereinafter referred to as
"Impositions"); provided, however, that if, by law, any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Borrower may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.
Borrower may not enter into any multi-year payment plan for the payment of real property taxes unless
(1) Borrower has obtained the prior written consent of Lender to such a plan and, (2) such written consent includes the agreement of Borrower to deposit the amounts needed to pay the installments due under such plan into an impound account with Lender.

     (b) If at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on the Trust Estate in lieu of or in addition to the Impositions payable by Borrower pursuant to subparagraph (a) hereof, or (ii) a license fee, tax or assessment imposed on Lender and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in subparagraph (a) hereof, and Borrower shall pay and discharge the same as herein provided with respect to the payment of Impositions. If Borrower fails to pay such Impositions prior to delinquency or if Borrower is prohibited by law from paying such Impositions, Lender may at its option declare all obligations secured hereby together with all accrued interest thereon, immediately due and payable. Anything to the contrary herein notwithstanding, Borrower shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Lender or on the obligations secured hereby.

     (c) Subject to the provisions of paragraph
(d) of this Section 1.08 and upon request by Lender, Borrower shall deliver to Lender within thirty (30) days after the date upon which any such Imposition is due and payable by Borrower official receipts of the appropriate taxing authority, or other proof satisfactory to Lender, evidencing the payment thereof.

     (d) Borrower shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate legal proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Borrower' s covenant to pay any such Imposition at the time and in the manner provided in this Section 1.08, unless Borrower has given prior written notice to Lender of Borrower's intent to so contest or object to an Imposition, and unless, at Lender's sole option, (i) Borrower shall demonstrate to Lender's reasonable satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Trust Estate, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; or (ii) Borrower shall furnish a good and sufficient bond or surety as reasonably requested by and satisfactory to Lender; or (iii)
Borrower shall demonstrate to Lender's reasonable satisfaction that Borrower has provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale.

      (e) Borrower shall not suffer, permit or initiate the joint assessment of any real and personal property which may constitute all or a portion of the Trust Estate or suffer, permit or initiate any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Trust Estate as a single lien.

     Borrower shall cause to be furnished to
Lender a tax reporting service, covering the Trust
Estate, of a type and duration, and with a company, satisfactory to Lender.

      Section 1.09. UTILITIES.

     Borrower shall pay or shall cause to be paid when due all utility charges which are incurred for the benefit of the Trust Estate or which may become a charge or lien against the Trust Estate for gas, electricity, water or sewer services furnished to the trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting or related to the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon.

     Section 1.10. DEFENSE OF ACTIONS AND COSTS.

     Borrower, at no cost or expense to Lender or Trustee, shall appear in and defend any action or proceeding purporting to affect the security hereof, the other Financing Documents, any additional or other security for the obligations secured hereby, the interest of the Lender, or the rights, powers or duties of Lender or Borrower hereunder. If Lender and Trustee, or either of them, elects to become a party to such action or proceed, or is made a part thereto or to any other action or proceeding, of whatever kind or nature, concerning the Note, this Deed of Trust, any of the Financing Documents, the Trust Estate or any part thereof or interest therein, or the occupancy thereof, Borrower shall indemnify, defend and hold
Trustee and Lender harmless from all liability, damage, cost and expense incurred by Trustee and Lender, or either of them, by reason of said action or proceeding (including, without limitation, Trustee's fees and expenses, the fees of attorneys for Trustee and for Lender, and other expenses, of whatever kind or nature, incurred by Trustee or Lender, or either of them, as a result of such action or proceeding), whether or not such action or proceeding is prosecuted to judgment or decision. Immediately upon demand therefor by Trustee or Lender, Borrower shall pay thereto an amount equal to Borrower's liability to such person under this Section.

     Section 1. 11. ACTIONS BY LENDER TO PRESERVE
     TRUST ESTATE.

     If Borrower fails to make any payment or to do any act and in the manner provided in any of the Financing Documents, Lender, and Trustee, and each of them, each in its own discretion, without obligation so to do without releasing Borrower from any obligation, and subject only to the notice and cure provisions of the Note, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting their general and other powers, whether conferred herein, in another Loan Document or by law); Lender and Trustee, and each of them, each shall have and are hereby given the right, but not the obligation: (i) to enter upon and take possession of the Trust Estate; (ii) to make additions, alterations, repairs and improvements to the Trust Estate which they or either of them may reasonably consider necessary or proper to keep the Trust Estate in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Lender or Trustee; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the reasonable judgment of either may materially and adversely affect or appears to materially and adversely affect the security of this Deed of Trust or to be prior or superior hereto; and (v) in exercising such powers, to pay necessary expenses, including employment of counsel or other necessary or desirable consultants. Borrower shall, immediately upon demand therefor by Lender pay to Lender an amount equal to all costs and expenses incurred by it in connection with the exercise by Lender of the foregoing rights, including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver's, Trustee's and reasonable attorneys fees, costs and expenses
(including without limitation, the fees and expenses of attorneys for Trustee), whether or not an action is actually commenced in connection therewith.

     Section 1.12. TRANSFER OF TRUST ESTATE BY
     BORROWER.

     One of the inducements to the Lender for entering into this transaction is the identity of the Borrower. The existence of any interest in the property secured by this Deed of Trust other than the interests of the Lender and other encumbrance permitted by the terms of this Deed of Trust or by a fully executed, written agreement between the Borrower and Lender, even though subordinate to the security interest of the Lender, and the existence of any interest in the property other than those of the Borrower may impair the property and the security interest of Lender, and, therefore, Borrower shall not sell, convey, assign, transfer, alienate or otherwise dispose of Borrower's interest in the property, or any part thereof, either voluntarily or by operation of law or agree to do so, without the prior written consent of the Lender. Consent to one such transaction by the lender shall not be deemed a waiver of the right to require such consent to further or successive transactions. Any direct or indirect sale or transfer of the property which at one time or in the aggregate results in more than forty-nine percent (49%) of the ownership of the property having been sold or transferred since the recordation of this Deed of Trust shall constitute a transfer of the property for the purposes of this Section. Further, any direct or indirect transfers of ownership interests in Borrower other than market trades in Borrower's shares, which exceeds in the aggregate forty-nine percent (49%) of the total current ownership interest in Borrower shall constitute a transfer of the property for the purpose of this Section. Borrower shall notify Lender in writing of any transfer of any portion of the ownership interest in Borrower, except for market trades in Borrower's shares, or the property not less than thirty (30) days before such transfer is to occur, and in such notice, shall advise Lender as to the nature of the transfer with sufficient particularity as to enable lender to compute the percentage so transferred. Any transaction in violation of this Section shall constitute an Event of Default under the Notice and this Deed of Trust, and Lender shall be entitled to exercise all remedies provided in this Deed of Trust. The Lender shall not unreasonably withhold its consent to a sale or other transfer of the property provided that the proposed transaction does not violate any of the then existing loan underwriting criteria of the Bank, and further provided that the assumption fee required by the Lender is paid to the Lender as a part of such transfer in addition, the Borrowers equity in the property which is encumbered by this Deed of Trust is a material factor to Lender, and Lender makes the Loan which is secured by this Deed of Trust in material reliance upon that equity. Therefore, in order to assure Lender that the equity of Borrower in the property will not be subsequently diluted, and in consideration for Lender making the loan which is secured by this Deed of Trust, Borrower hereby covenants and agrees that so long as this Deed of Trust is a lien against the real property described herein, Borrower wil1 not create or permit to continue in existence any mortgage, deed of trust, pledge, encumbrance, lien or charge of any kind against the property except for encumbrances expressly permitted by this Deed of Trust or as otherwise consented to in writing by Lender, or liens for taxes not yet payable. In the event that the interest of Borrower in the property encumbered by this Deed of Trust, or any part thereof, or any interest therein is sold, agreed to be sold, optioned, conveyed, alienated, encumbered or otherwise transferred by Borrower, whether by operation of law or otherwise, the obligations hereunder, irrespective of the maturity dates expressed herein, at the option of the Lender and without demand or notice, shall immediately become due and payable. In the event that the Lender does not elect to declare the Note immediately due and payable in the event of a transfer described herein, then, unless indicated otherwise in writing by the lender, Borrower shall remain primarily liable for the obligations under the Note and this Deed of Trust and under any other instrument securing the Note or executed in connection herewith. Except for transfers for which Lender has given express written consent, this provision shall apply to each and every sale, transfer, encumbrance or conveyance, regardless of whether or not the Lender has consented to, or waived, the Lender's rights hereunder, whether by action or non-action, in connection with any previous sale, transfer, encumbrance or conveyance and whether or not the holder has received any payments after such event.

     Section 1.13. SURVIVAL OF WARRANTIES.

     Borrower shall fully and faithfully satisfy and perform the obligations of Borrower contained in the Financing Documents, each agreement of Borrower incorporated by reference therein or herein each agreement the performance of which is secured hereby, and any modification or amendment thereof. All representations, warranties and covenants of Borrower contained in any such agreement between Borrower and Lender shall survive the execution and delivery hereof and shall remain continuing obligations, warranties and representations of Borrower during any time when any portion of the obligations secured hereby remain outstanding.

     Section 1.14. CONDEMNATION AND OTHER AWARDS.

     Immediately upon its obtaining knowledge of the institution or the threatened institution of any proceeding for the condemnation or other taking for public or quasi-public use of the Trust
Estate or any part thereof, or if the same be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Borrower receive any notice or other information regarding such proceeding, action, taking or damage, Borrower shall promptly notify Trustee and Lender of such fact. Borrower shall then, if requested by Lender, file or defend its right thereunder and prosecute the same with due diligence to its final disposition and shall cause any award or settlements to be paid over to Lender for disposition pursuant to the terms of this Deed of Trust. At Lender's option, Lender or Borrower may be the nominal party in such proceeding but in any event Lender shall be entitled, without regard to the adequacy of its security, to participate in the same and to be represented therein by counsel of its choice, and Borrower will deliver, or cause to be delivered, to Lender such instruments as may be requested by it from time to time to permit such participation. If the Trust Estate or any part thereof is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, all compensation, awards, damages, rights of action, proceeds and settlements payable to Borrower by virtue of its interest in the Trust Estate (the "Condemnation
Proceeds") shall be and hereby are assigned, transferred and set over unto Lender to be held by it, in trust, subject to the lien and security interest of this Deed of Trust. Any such Condemnation Proceeds shall be first applied to reimburse Trustee and Lender for all costs and expenses, including reasonable attorney's fees, incurred in connection with the collection of such award or settlement. The balance of such award or settlement shall be applied to pay all sums due under the Note, the Loan Agreement, and this Deed of Trust, and any sums then remaining shall be paid over to Borrower. Application or release of the Condemnation Proceeds as provided herein shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

     Section 1.15. ADDITIONAL SECURITY.

     No other security now existing, or hereafter taken, to secure the obligations secured hereby nor the liability of any maker, surety, guarantor or endorser with respect to such obligations, or any of them, shall be impaired or affected by the execution of this Deed of Trust; and all additional security shall be taken, considered and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of any maker, surety, guarantor or endorser for the payment of said indebtedness. In the event Lender at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently, or after a sale is made hereunder.

      Section 1.16. INSPECTIONS, REPORTS AND
      FINANCIAL STATEMENTS.

     (a) Lender and its agents, representatives or
workers, are authorized upon reasonable notice to
enter at any reasonable time upon or in any part
of the Trust Estate for the purposes of inspecting
the same and for the purpose of performing any of
the acts it is authorized to perform hereunder or
under the terms of any of the Financing Documents
 .

     (b) Commencing January 30, 1998, and
continuing until this Deed of Trust is reconveyed, Borrower shall furnish Lender, on an annual basis or more frequently if requested, a complete rent roll for the project, listing each unit, the current rental rate for each unit, and the current rental rate actually being paid for each unit.

     (c) Commencing January 30, 1998, and on the
30th day of January each year thereafter, or more frequently if requested, until this Deed of Trust is reconveyed, Borrower shall provide to Lender complete financial statements for the Project, including income and expense statements broken down by month. Borrower shall provide Lender with current annual report for the Borrower at the same time the financial statements for the Project are provided. Lender may elect to audit all financial statements at the expense of Borrower, but no more frequently than annually. In addition, beginning in 1997 and continuing until this Deed of Trust is reconveyed, Borrower shall also provide Lender with copies of all tax returns and schedules filed with the Internal Revenue Service and the Franchise Tax Board each year, within 30 calendar days after fling with said agencies.

     Section 1.17. LIENS.

     Borrower shall pay and promptly discharge when due, at Borrower's cost and expense, all liens, encumbrances and charges upon the Trust
Estate, or any part thereof or interest therein, provided that the existence of any mechanic's, laborer's, materialman's, suppliers', or vendor's lien or right thereto shall not constitute a violation of this Section if payment is not yet due under the contract which is the foundation thereof and if such contract does not postpone payment for more than forty-five (45) days after the performance thereof. Borrower shall have the right to contest in good faith the validity of any such lien, encumbrance or charge, provided that within ten days after service of a stop notice or ninety days after recording of a Mechanic ' s Lien, Borrower shall deposit with Lender a bond or other security reasonably satisfactory to Lender in such amounts as Lender shall reasonably require, but no more than the amount required to release the lien under California law and provided further that Borrower shall thereafter diligently proceed to cause such lien, encumbrance or charge to be removed and discharged. If Borrower shall fail either to remove and discharge any such lien, encumbrance or charge or to deposit security in accordance with the preceding sentence, if applicable, then, in addition to any other right to remedy of Lender, Lender may, but shall not be obligated to, discharge the same, without inquiring into the validity of such lien, encumbrance or charge nor into the existence of any defense or offset thereto, either by paying the amount claimed to be due, or by procuring the discharge of such lien, encumbrance or charge by depositing in a court a bond or the amount or otherwise giving security for such claim, or in such manner as is or may be prescribed by law. Borrower shall, immediately upon demand therefor by Lender, pay to Lender an amount equal to all costs and expenses incurred by Lender in connection with the exercise by Lender of the foregoing right to discharge any such lien, encumbrance or charge.

     Section 1.18. LENDER' S POWERS.

     Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the full amount of all unpaid obligations, Lender may, from time to time, and with advance notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of the obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Lender's option any parcel, portion or all of the Trust
Estate, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. By accepting payment or performance of any obligation secured by this Deed of trust after the payment or performance is due or after the filing of a notice of default and election to sell, Lender shall not have thereby waived its right to require prompt payment or performance, when due, of all other obligations secured hereby, or to declare a default for failure so to pay or perform, or to proceed with the sale under any notice of default and election to sell thereafter given by Lender, or with respect to any unpaid balance of the indebtedness secured hereby. The acceptance by Lender of any sum in an amount less than the sum then due shall not constitute a waiver of the obligation of Borrower to pay the entire sum then due. Borrower's failure to pay the entire sum then due shall continue to be a default, notwithstanding the acceptance of partial payment, and until the entire sum then due shall have been paid, Lender or Trustee shall at all times be entitled to declare a default and to exercise all the remedies herein conferred, and the right to proceed with a sale under any notice of default and election to sell shall in no way be impaired, whether or not such amounts are received prior or subsequent to such notice. No delay or omission of Trustee or Lender in the exercise of any right or power hereunder shall impair such right or power or any other right or power or shall the same be construed to be a waiver of any default or any acquiescence therein.

     Section 1.19. OTHER INSTRUMENTS.

     Borrower shall punctually pay all amounts due and payable, and shall promptly and faithfully perform or observe each and every other obligation or condition to be performed or observed under each deed of trust mortgage or other lien or encumbrance, lease, sublease, declaration, covenant, condition, restriction, license, order or other instrument or agreement which affects or appears to affect the Trust Estate, whether at law or in equity.

     Borrower will promptly supply lender with the current financial statements of Borrower and other information concerning the affairs and properties of Borrower as Lender may reasonably request, and will promptly notify Lender of any adverse material change in the financial condition of the Borrower or in the physical condition of the Property or the Project.


                    ARTICLE II
      ASSIGNMENT OF RENTS, ISSUES AND PROFITS

     Section 2.01. ASSIGNMENT OF RENTS ISSUES AND
     PROFITS.

     Borrower hereby assigns and transfers
absolutely to Lender all of the Rents of the Trust
Estate (the "Rents") and hereby gives to and confers upon Lender the right, power and authority to collect such Rents. Borrower irrevocably appoints Lender upon event of default its true and lawful attorney-in-fact, at the option of the Lender, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in its name or in the name of Borrower for all such Rents, and apply the same to the obligations secured hereby; provided, however, that Borrower shall have the right to collect such Rents (but no more than one month in advance unless the written approval of Lender has first been obtained), and to retain and enjoy the same, so long as an Event of Default shall not have occurred hereunder and be continuing. The Assignment of the Rents in this
Article II is intended to be an absolute assignment from Borrower to Lender and not merely the passing of a security interest. The foregoing power of attorney is coupled with an interest and cannot be revoked.


     Section 2.02. COLLECTION UPON DEFAULT.

     Upon the occurrence of an Event of Default hereunder, Lender may, at any time, with notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Trust Estate, or any part thereof, and, with or without taking possession of the Trust Estate or any part thereof, in its own name sue for or otherwise collect such Rents (including those past due and unpaid, and all prepaid Rents and all other monies which may have been or may hereafter be deposited with Borrower by any lessee or tenant of Borrower to secure the payment of any rent or for any services thereafter to be rendered by Borrower for any other obligation of any tenant to Borrower arising under any lease, and Borrower agrees that, upon the occurrence of any Event of Default hereunder, Borrower shall promptly deliver all such Rents and other monies to Lender), and Lender may apply the same less reasonable costs and expenses of operation and collection, including, without limitation, attorneys fees (subject to California Civil Code
Section 1717), whether or not suit is brought or prosecuted to judgment, upon any indebtedness or obligation of Borrower secured hereby, and in such order as Lender may determine notwithstanding that said indebtedness or the performance of said obligation may not then be due. The collection of such Rents, or the entering upon and taking possession of the Trust Estate, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default or be deemed or construed to make Lender a mortgagee-in-possession of the Trust Estate or any portion thereof.

     Section 2.03. FURTHER ASSIGNMENTS.

     Upon demand of Lender, Borrower shall, from time to time hereafter, execute and deliver to Lender recordable assignments of Borrower's interest in any or all leases, subleases, contracts, rights, licenses and permits now or hereafter affecting the Trust Estate or any portion thereof. Such assignments shall be made by instruments in form and substance satisfactory to Lender; provided, however, that no such assignment shall be construed as imposing upon Lender any obligation with respect thereto. A default by Borrower in the performance of any covenant of any lease or other instrument so assigned to Lender which causes a material diminution in the value of the Trust Estate, by reason of which default the lessee or other party thereunder has the right to cancel such lease or other instrument or to claim any diminution or offset against future Rents shall, at the option of Lender, constitute a default hereunder and under the Financing
Documents, and Lender shall have all the rights and remedies set forth herein as if such default had occurred hereunder. Lender may, at its option, exercise its rights hereunder or under any such specific assignment, and such exercise shall not constitute a waiver of any right hereunder or under such specific assignment.


                    ARTICLE III
                SECURTTY AGREEMENT

     Section 3.01. CREATION OF SECURITY INTEREST.
     Borrower hereby grants to Lender a security interest in all of Borrower's estate, right, title and interest, now owned or hereafter acquired, in and to the property described in Exhibit "B" attached hereto and by this reference incorporated herein (individually and collectively, "Personal
Property"), to the extent that such property is not real property under the laws of the State of California, for the purpose of securing all obligations of Borrower contained in the Note.

     Section 3.02. WARRANTIES, REPRESENTATIONS AND
     COVENANTS OF BORROWER.

     Borrower hereby represents and warrants as of the date hereof and covenants as follows:

     (a) Borrower maintains its principal office in the State of Washington, and Borrower will immediately notify Lender in writing of any change in its principal place of business.

     (b) All covenants, obligations, waivers and releases of Borrower contained herein relating to the Trust Estate (other than the provisions of Section 4.03 hereof, relating to the sale of the Trust Estate by Trustee under the Trustee' s power of sale) shall be deemed to apply to the Personal
Property and the rights and obligations of Borrower and Lender with respect thereto whether or not expressly referred to in this Article III.

     (c) At the request of Lender, Borrower will execute one or more financing statements and renewals and amendments thereof pursuant to the Uniform Commercial Code of California and such other documents as Lender deems necessary to impose, perfect or continue the perfection of the security interest herein created, all in form satisfactory to Lender, and will pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable.

     (d) This Deed of Trust constitutes a Security
Agreement as that term is used in the Uniform
Commercial Code of California and any other state in which any of the Personal Property is located;
and Lender shall have all the rights and remedies of a secured party under the Uniform Commercial
Code as in effect therein from time to time as well as all other rights and remedies available at law or in equity.

     (e) Except for the security interest granted hereby, Borrower is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal
Property, free from any adverse lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever. Borrower will notify Lender of, and will defend the Personal Property against, all claims and demands of all persons at any time claiming the same or any interest therein. Nothing in this agreement shall prevent Borrower from obtaining equipment leases secured by equipment on the property.

     (f) Borrower will not lease, sell, convey or in any manner transfer the Personal Property without the prior written consent of Lender, except in the ordinary course of business and provided any Personal Property so transferred is replaced immediately with like Personal Property of equal or greater value.

     (g) Except to the extent in transit thereto after initial acquisition by Borrower, the Personal Property will be kept on or at the Premises and Borrower will not, without the prior written consent of Lender, remove the Personal
Property therefrom except such portions or items of Personal Property which are consumed or worn-out in ordinary usage, all of which shall be promptly replaced by Borrower.

     Section 3.03. REMEDIES UPON DEFAULT.

     Upon the occurrence of any Event of Default hereunder, Lender shall have the right to cause any of the Personal Property to be sold at any one or more public or private sales as permitted by applicable law, and Lender shall further have all other rights and remedies, whether at law, in equity, or by statute, as are available to secured creditors under applicable law. Any such disposition may be conducted by an employee or agent of Lender or Trustee. Any person, including both Trustee and Lender, shall be eligible to purchase any part or all of such property at any such disposition unless prohibited by law from doing so. All expenses of retaking, holding, preparing for sale, selling or the like shall be borne by Borrower and shall include, without limiting the generality of the foregoing, Lender's and Trustee's reasonable attorneys fees and legal expenses. Borrower, upon demand of Lender, shall assemble such Personal Property and make it available to Lender at such place as shall be required by Lender in its sole discretion.
Lender shall give Borrower at least ten (10) days prior written notice of the time and place of any public sale or other disposition of such property or of the timing of, or after which, any private sale or any other intended disposition is to be made, and if such notice is sent to Borrower, as the same is provided for the making of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Borrower.

     Section 3.04. OTHER SECURITY AGREEMENTS.

     Borrower may, concurrently herewith or
hereafter, execute and deliver to Lender a security agreement with respect to all or part of the Personal Property and, at the request of Lender, other personal property. The rights and obligations of Borrower and Lender with respect to all personal property described therein
(including, without limitation, any of the Personal Property which is described therein) shall be controlled by the terms and provisions of such security agreement to the extent, if any, that the provisions of Article III of this Deed of Trust are inconsistent therewith. To the extent not inconsistent, the respective rights and obligations of Borrower and Lender hereunder and under any such security agreement shall be cumulative.

     Section 3.05. FIXTURE FILING FINANCING
STATEMENT.

     This Deed of Trust is also a financing
statement filed as a fixture filing, covering the Personal Property described in Exhibit "B" hereto, and providing as follows:

     (a) The debtor is Borrower.

     (b) The secured party is Lender.

     (c) The Personal Property is attached or appurtenant to, or arises from, or is located on or used in connection with, the Land described in Exhibit "A".

     (d) Certain items of the Personal Property are or are to become fixtures on the Land, and this Deed of Trust is to be recorded in the Real
Estate Records of the County in which the Land is located.


                    ARTICLE IV
               REMEDIES UPON DEFAULT

     Section 4.01. EVENTS OF DEFAULT.

          Any of the following events shall (after the expiration of any applicable grace period), be deemed an event of default
     ("Event of Default") hereunder:

     (a) The occurrence of a Default as that term is defined in the Note or any of the other
Financing Documents;

     (b) Default shall be made in the payment, when due, of any sum secured hereby; or

     (c) To the extent that the following are not included within the events described in clauses
(a) and (b) of this Section, there has occurred a breach of or default under any term, covenant, agreement, condition, provision, representation or warrant of Borrower contained in (i) any lease to which the Trust Estate or any portion thereof is subject; or (ii) any document submitted to Lender in connection with the obligations secured hereby;
or (iii) any Loan Document including the Note and this Deed of Trust; provided. however, that if Lender has received notice of such breach or default, then the same shall not be an Event or Default hereunder so long as either: (1) Lender has waived the same in writing or (2) Borrower shall have cured the same within the period, if any, set forth in any such instrument or agreement for such cure (or if no cure period is specified then Lender shall give 30 days notice), or (3)
Borrower shall have cured the same within the period specified by Lender, determined in its sole discretion, as the period for cure in a written notice delivered to Borrower;

     (d) The Borrower's equity in the real
property which is encumbered by this Deed of Trust is a material factor to Lender, and Lender makes the loan which is secured by this Deed of Trust in material reliance upon that equity. Therefore, in order to assure Lender that the equity of Borrower in the subject real property will not subsequently be diluted, and in consideration for Lender making the loan which is secured by this Deed of Trust, Borrower hereby covenants and agrees that so long as this Deed of Trust is a lien against the real property described herein, Borrower will not create or permit to continue in existence any mortgage, deed of trust, pledge, encumbrance, lien or charge of any kind against the subject real property (including any unrecorded instrument purporting to convey an interest in the real property described herein) except for liens for taxes not yet payable. The creation, subject to the recordation of this Deed of Trust, of any such mortgage, deed of trust, pledge, encumbrance, lien or charge of any kind against the subject real property (including any unrecorded instrument purporting to convey an interest in the real property described herein) shall be an Event of Default under the terms of this Deed of Trust, unless done in accordance with the terms of the loan documents.

     (e) Any representation or warranty in this Deed of Trust or in any other instrument or agreement evidencing, securing, guarantying or otherwise relating to any of the secured obligations is or becomes untrue or misleading in any material respect.

     Section 4.02. ACCELERATION UPON DEFAULT;
     ADDITIONAL REMEDIES.

     Upon the occurrence of an Event of Default, Lender may, at its option, declare all indebtedness and obligations secured hereby, to be immediately due and payable with notice and whether or not Lender exercises said option, Lender may:

     (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the name of Trustee, and do any act which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or part thereof or interest therein increase the income therefrom or protect the security hereof and, with or without taking possession of the Trust Estate, sue for or otherwise collect the Rents including those past due and unpaid, and apply the same, less costs and expense of operation and cost collection including, without limitation, attorneys fees, upon any indebtedness secured hereby, all in such order as Lender may determine.
The entering upon and taking possession of the Trust Estate, the collection of such Rents and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession by Trustee, Lender or a receiver of all or any portion of the Trust Estate or the collection, receipt and application of any of the Rents thereby, the Trustee or Lender shall be entitled to exercise every right provided for in any of the Financing Documents or by law upon occurrence of any Event of Default, including the right to exercise the power of sale;

     (b) Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

     (c) Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Borrower's interest in the Trust Estate to be sold, which notice the Trustee or Lender shall cause to be duly filed for record in the Official Records of the County in which the Trust Estate. is located;
or

     (d) Exercise all other rights and remedies provided herein, in any Financing Document or other document or agreement now or hereafter securing all or any portion of the obligations secured hereby, or provided by law.

     Section 4.03. FORECLOSURE BY POWER OF SALE.

     (a) Should Lender elect to foreclose by
exercise of the power of sale herein contained, Lender shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

     (b) Upon receipt of such notice from Lender, Trustee shall cause to be recorded, published and delivered to Borrower such Notice of Default and Election to Sell as is then required by law and by this Deed of Trust. Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Trust
Estate at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items, and in such order as Lender may direct Trustee to do, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Borrower, Trustee or Lender, may purchase at such sale, and Borrower hereby covenants to warrant and defend the title of such purchaser or purchasers.

     (c) Upon nonjudicial foreclosure of this Deed of Trust, Lender shall be entitled to credit bid up to and including the entire amount of the obligations and indebtedness secured hereby. If
Lender is the successful bidder, whether by credit bid or otherwise, Lender shall take the property.
If Lender makes a combined credit and cash bid and is the successful bidder, Trustee shall apply the cash bid first to pay the holders of liens subordinate hereto and encumbering the Premises, in their respective order of priority; then to pay delinquent taxes, if any; and shall pay any remaining balance to the Borrower; or, if such order of payment shall be prohibited by law, then in such other order or priority as is required by law. If a third party is the successful bidder at such public auction, upon receipt of cash from such bidder Trustee shall apply the cash bid received from the third party, after deducting all costs, fees and expenses of Lender and of the trust, including costs of evidence of title in connection with the sale, (i) first to pay all sums due and owing to Borrower, with accrued interest under the Note, and this Deed of Trust and satisfaction of Borrower' s other obligations under the Note and this Deed of Trust), and (ii) the remainder, if any, to the person or persons legally entitled thereto.

     (d) The Trustee may postpone sale of all or any portion of the Trust Estate by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

     (e) A sale of less than the whole of the Trust Estate or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein; and subsequent sales may be made hereunder until all obligations secured hereby have been satisfied, or the entire Trust
Estate sold, without defect or irregularity.

     Section 4.04. REINSTATEMENT.

     Borrower shall have the right to the extent permitted by California law, following the recording of the Notice of Default if the power of sale herein is to be exercised, to pay to Lender the principal balance due under the Note, with interest thereon as provided for in the Note, together with all other amounts advanced and expenses incurred by Lender or Borrower hereunder or under the Note, whereupon Borrower shall be deemed to have cured the default theretofore existing, and the Note and this Deed of Trust shall remain in force and effect as if no Notice of Default had been filed.

     Section 4.05. APPOINTMENT OF RECEIVER.

     If an Event of Default in this Deed of Trust shall have occurred and be continuing, Lender, as a matter of right and without notice to Borrower or anyone claiming under Borrower, and without regard to the then value of the Trust Estate or the interest of Borrower hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Lender in case of entry as provided herein and shall continue as such and exercise all such powers until the date of confirmation of sale of the Trust Estate unless such receivership is sooner terminated.

     Section 4.06. APPLICATION OF FUNDS AFTER
     DEFAULT.

     Except as otherwise herein provided, upon the occurrence of an Event of Default hereunder, Lender may, at any time without notice, apply any or all sums or amounts received and held by Lender to pay insurance premiums, Impositions, or either of them, or as rents or income of the Trust
Estate, or as insurance or condemnation proceeds, and all other sums or amounts received by Lender from or on account of Borrower or the Trust
Estate, or otherwise, upon any indebtedness or obligation of the Borrower secured hereby, in such manner and order as Lender may elect, notwithstanding that said indebtedness or the performance of said obligation may not yet be due.
The receipt, use or application of any such sum or amount shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust, or any of the rights or powers of Lender or Trustee under the terms of the Financing
Documents, or any of the obligations of Borrower or any guarantor under the Financing Documents; or to cure or waive any default or notice of default under any of the Financing Documents; or to invalidate any act of Trustee or Lender.

     Section 4.07. COSTS OF ENFORCEMENT.

     If any Event of Default occurs, Lender and Trustee, and each of them, may employ an attorney or attorneys to protect their rights hereunder.
Subject to California Civil Code Section 1717,
Borrower promises to pay to Lender, on demand, the fees and expenses of such attorneys and all other costs of enforcing the obligations secured hereby including without limitation, recording fees, the expense of a Trustee's Sale Guarantee, Trustee's fees and expenses, receiver's fees and expenses, and all other expenses of whatever kind or nature, incurred by Lender and Trustee, and each of them, in connection with the enforcement of the obligations secured hereby, whether or not such enforcement includes the filing of a lawsuit.

     Section 4.08. REMEDIES NOT EXCLUSIVE.

     Trustee and Lender, and each of them, shall be entitled to enforce payment and performance of any indebtedness or obligation secured hereby and to exercise all rights and powers under this Deed of Trust or under any Loan Document or other agreement or any law now or hereafter in force, notwithstanding some or all of the said indebtedness and obligation secured hereby may now or hereafter be otherwise secured, whether by guaranty, mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Trustee's or Lender's right to realize upon or enforce any other security now or hereafter held by Trustee or Lender, it being agreed that Trustee and Lender, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Lender or Trustee in such or r and manner as they may m their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Lender is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Financing Documents to the Trustee or Lender or to which either of them may be otherwise entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Trustee or Lender and either of them may pursue inconsistent remedies.


                     ARTICLE V
                   MISCELLANEOUS

     Section 5.01. AMENDMENTS.

     This instrument cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought. A copy of said instrument shall be sent by said party to all other parties in the manner specified in Section
5.06 hereof.

     Section 5.02. BORROWER WAIVER OF RIGHTS.

     Borrower waives to the extent permitted by law, (i) the benefit of a11 laws now existing or that may hereafter be enacted providing for any appraisal before sale of any portion of the Trust
Estate, and, whether now existing or hereafter arising or created, (ii) valuation, appraisal, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created, and (iii) all rights and remedies which Borrower may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties; however, Borrower does not waive any rights granted by California Civil Code Sections
2924, 2924b and 2924c or Code of Civil Procedure
Sections 580a, 580d and 726.

     Section 5.03. STATEMENT BY BORROWER.

     Borrower shall, within ten (10) days after notice thereof from Lender, deliver to Lender a written statement setting forth the amounts then unpaid and secured by this Deed of Trust and stating whether any offset or defense exists against such amounts.

     Section 5. 04. LENDER STATEMENTS.

     For any statement or accounting requested by Borrower or any other entitled person pursuant to any provision of applicable law, or for any other document or instrument furnished to Borrower by Lender, Lender may charge the maximum amount permitted by law at the time of the request therefor, or if there be no such maximum, then in accordance with Lender's reasonable customary charges therefor or the actual cost to Lender therefor, whichever is greater.

     Section 5.05. RECONVEYANCE BY TRUSTEE.

     Upon written request of Lender stating that all sums and obligations secured hereby have been paid and fully performed, and upon surrender by Lender of this Deed of Trust and the Note to Trustee for cancellation and retention and upon payment by Borrower of Trustee's fees and the costs and expenses of executing and recording any requested reconveyance, Trustee shall reconvey to Borrower, or to the person or persons legally entitled thereto, without warranty, any portion of the Trust Estate then held hereunder. The recitals in any such reconveyance of any matter or fact shall be conclusive proof of the truthfulness thereof. The grantee in any such reconveyance may be described as "the person or persons legally entitled thereto. "

     Section 5.06. ACCEPTANCE BY TRUSTEE.

     Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

     Section 5.07. CAPTIONS.

     The captions or headings at the beginning of Articles, Sections and Subparagraphs hereof are for the convenience of the parties, are not a part of this Deed of Trust, and shall not be used in construing it.

     Section 5.08. INVALIDITY OF CERTAIN
     PROVISIONS.

     Every provision of this Deed of Trust is intended to be severable. In the event any term or provision hereof is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of, the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

     Section 5. 09. SUBROGATION.

     To the extent that sums are paid by Lender, either directly or indirectly, to pay any outstanding lien, charge or prior encumbrance against the Trust Estate, Lender shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

     Section 5.10. NO MERGER OF LEASE.

     Upon the foreclosure of the lien created by this Deed of Trust on the Trust Estate pursuant to the provisions hereof, any lease or sublease then existing and affecting all or any portion of the Trust Estate shall be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless
Lender or any purchaser at such foreclosure sale shall so elect. No act by or on behalf of Lender or any such purchaser shall constitute a termination of any lease or sublease unless Lender or such purchaser shall give written notice thereto to such tenant or subtenant. If both the lessor's and lessee's estate under any lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Lender shall continue to have and enjoy all of the rights and privileges of Lender as to the separate estates.

     Section 5.11. GOVERNING LAW.

     This Deed of Trust shall be governed by and construed under the internal the laws of the State of California except to the extent federal law applies.

     Section 5.12. STATUTE OF LIMITATIONS.

     Except insofar as now or hereafter prohibited by law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any, complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Borrower.

     Section 5.13. INTERPRETATION.

     In this Deed of Trust the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires; and the word
"person" shall include corporation, partnership or other form of association.

     Section 5.14. TRUST IRREVOCABLE: NO OFFSET.

     The Trust created hereby is irrevocable by Borrower. No offset or claim that Borrower now or may in the future have against Lender shall relieve Borrower from paying the indebtedness or performing any other obligation contained herein or secured hereby.

     Section 5.15. CORRECTIONS.

     Borrower shall, upon request of Lender,
promptly correct any defect, error or omission which may be discovered in the contents hereof or in the execution or acknowledgment hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Lender to carry out more effectively the purposes hereof, to subject to the lien and security interest hereby created any of Borrower's properties, rights or interest secured or intended to be secured hereby, or to perfect and maintain such lien and security interest.

     Section 5.16. FURTHER ASSURANCES.

     Borrower, Lender and Trustee agree to do or to cause to be done such further acts and things and to execute and deliver or to cause to be executed and delivered such additional assignments, agreements, powers and instruments, as any of them may reasonably require or deem advisable to keep valid and effective the charges and lien hereof, to carry into effect the purposes of this Deed of Trust or to better assure and confirm unto any of them their rights, powers and remedies hereunder; and, upon request by Lender, shall supply evidence of fulfillment of each of the covenants herein contained concerning which a request for such evidence has been made.

     Section 5.17. EXECUTION OF INSTRUMENTS BY
     TRUSTEE.

     At any time, and from time to time, without liability therefor and without notice, upon written request of Lender and presentation of this Deed of Trust and the Note secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness or the performance of any other obligation secured hereby or the effect of this Deed of Trust upon the remainder of the Trust
Estate, Trustee may (i) reconvey any part of the Trust Estate, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement, agreement subordinating the lien or charge hereof, or other agreement or instrument relating, hereto or to the Trust Estate of any portion thereof. ~

     Section 5.18. APPOINTMENT OF SUCCESSOR
     TRUSTEE.

     Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts created hereunder upon thirty (30) days written notice to Lender. Regardless of whether such resignation occurs, Lender may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if Lender, in its sole discretion, so elects, Lender may substitute such successor or successors by recording in the office of the recorder of the county or counties where the Land is situated, an instrument executed by Lender, and containing the name of the original
Borrower. Trustee and Lender hereunder, the book and page where this Deed of Trust is recorded and the name and address of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees; who shall, without conveyance from the predecessor Trustee, succeed to all its title, estate, rights, powers and duties hereunder.

     Section 5.19. SUCCESSORS AND ASSIGNS.

     This Deed of Trust applies to, insures to the benefit of and binds all parties hereto their heirs, legatees, devisees, administrators, executors, successors and assigns.

     Section 5.20. TOXIC WASTE.

     Borrower represents to Lender that to the best of its knowledge there are no toxic wastes or other toxic or hazardous substances or materials being stored or otherwise held on, under or about the Property, by Borrower or any of its tenants or any other person or entity, and Borrower shall at no time permit the same. In the event that any such wastes, substances or materials are hereafter found on, under or about the Property, Borrower shall take all necessary and appropriate actions and shall spend all necessary sums to cause the same to be cleaned up and immediately removed, and Lender shall in no event be liable or responsible for any costs or expenses incurred in so doing.
Borrower shall at all times observe and satisfy the requirements of and maintain the Property in compliance with all federal, state and local environmental protection, occupational, health and safety or similar laws, ordinances, restrictions, licenses, and regulations, including but not limited to the Federal Water Pollution Control Act
(33 Y,S,C 1211 et seq.), Resource Conservation &
Recovery Act (42 U.S.C. 6901 et seq.), Safe
Drinking Water Act (42 U.S.C. 3000(f) et seq.),
Toxic Substances Control Act (15 U.S.C. 2601 et seq.), the Clean Air Act (42 U.S.C. 7401 et seq.),
Comprehensive

Environmental Response of Compensation and
Liability Act (42 U.S.C. 9601 et. sec.),
California Health & Safety Code (25100 et. seq.), and California Water Code (13000 et seq.). Should
Borrower at any time default in or fail to perform or observe any of its obligations under this Paragraph 5.20, Lender shall have the right, but not the duty, without limitation upon any of Lender's rights pursuant thereto, to perform the same, and borrower agrees to pay to Lender, on demand, all costs and expenses incurred by Lender in connection therewith, including without limitation all attorneys fees, together with interest from the date of expenditure at the interest rate then in effect under the Note.
Borrower hereby indemnifies Lender and agrees to hold Lender harmless for any loss incurred by or liability imposed on Lender by reason of Borrower's failure to perform or observe any of its obligations or agreements under this Paragraph
5.20. The obligations and indebtedness of Borrower under this Paragraph 5.20, notwithstanding anything contained herein or in any other document or agreement which may be construed to the contrary, (a) shall be deemed to be an unsecured obligation of Borrower and shall not be secured by this Deed of Trust, (b) shall not be subject to California Code of Civil Procedure Sections 580a,
580d, 726 or any other antideficiency laws, and
(c) shall survive the foreclosure of this Deed of Trust and the repayment of the Note and other indebtedness secured by this Deed of Trust.

     Section 5. 21. PRIORITY.

               This Deed of Trust is intended to
have and retain priority over all other liens and encumbrances upon the Trust Estate, excepting only: (i) such impositions as, at the date hereof, have, or by law gain, priority over the lien created hereby; (ii) covenants, conditions, restrictions, easements, and rights of way which are of record or are disclosed of record and which affect the Trust Estate on the date hereof; and,
(iii) Leases, liens, encumbrances and other matters as to which Lender hereafter expressly subordinates the lien of this Deed of Trust by written instrument in recordable form. Under no circumstances shall Lender be obligated or required to subordinate the lien hereof to any Lease, lien, encumbrance, covenant or other matter affecting the Trust Estate or any portion thereof.
Lender may, however, at Lender's option, exercisable in its sole and absolute discretion, subordinate the lien of this Deed of Trust, in whole or in part, to any or all Leases, liens, encumbrances, or other matters affecting all or any portion of the Trust Estate by executing and recording in the Office of the County Recorder of the County and State in which the Land is located, a unilateral declaration of such subordination specifying the Lease, lien encumbrance or other matter or matters to which this Deed of Trust shall thereafter be subordinate.

     5.22. NO ILLEGAL USE: SOURCE OF FUNDS.

     Borrower represents and warrants to Lender that to the best of the knowledge of Borrower, no portion of the Trust Estate is being used for any illegal purpose. Borrower covenants that so long as this Deed of Trust remains a lien against the Trust Estate, no portion of the Trust Estate will be used for any illegal purpose. Borrower further represents and warrants to Lender that none of the funds used by Borrower to acquire the Trust Estate come from any source which would render the Trust
Estate subject to seizure and/or forfeiture under any state or federal law.

     5.23. DISPUTE RESOLUTION.

     Except as provided herein, all actions,
disputes, claims or controversies between or among the parties (collectively "Disputes") shall be resolved by arbitration as set forth below.
Disputes which are subject to this provision include, except as provided herein, all contract, tort and other matters of every kind arising out of or related to the Note, this Deed of Trust or any related agreement or instrument, the conduct of the parties, or the past, present or future relationship of or agreements between the parties.
Disputes shall be resolved by binding arbitration in accordance with the Commercial Arbitration
Rules of the American Arbitration Association. Any party requesting arbitration under this provision shall submit a demand for arbitration to the other. The arbitration proceedings will be conducted in the City of Redlands, California, except to the extent the parties otherwise mutually agree.

     No provision of nor the exercise of any
rights under this Section shall limit the right of any party (a) to foreclose against any real or personal property collateral by the exercise of a power of sale under the Deed of Trust or other security agreement or instrument, or applicable law, (b) to exercise self help remedies, or (c) to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from a court having jurisdiction, whether before, during or after pendency of any arbitration or referral. Lender shall also have the right to commence an action for judicial foreclosure, and in such action all disputed issues of fact and law shall be referred to arbitration as provided in this section.

     In the event of any Dispute governed by this Section, each of the parties shall pay its own expenses, and, subject to the award of the arbitrator or referee, shall pay an equal share of the arbitrator's or referee's fees. The arbitrator or referee shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrators' and referees' fees and court costs) to the prevailing party.

     In the event of any Dispute governed by this Section, each of the parties shall pay its own expense, and, subject to the award of the arbitrator or referee, shall pay an equal share of the arbitrator's or referee's fees. The arbitrator or referee shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrators' and referees' fees and court costs) to the prevailing party.

     IN WITNESS WHEREOF, Borrower has caused this
Amended and Restated Deed of Trust to be executed by its duly authorized representatives on March
25th , 1997.

EMERITUS CORPORATION
By: /s/ Raymond R. Brandstrom

Name:  Raymond R. Brandstrom

Title:  President

STATE OF WASHINGTON

COUNTY OF KING


On March 25, 1997, before me, Catherine L. Pasquan personally appeared Raymond R. Brandstrom, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature /s/ Catherine L. Pasquan  [SEAL]